Fair Value Measurement	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurement
Fair Value Measurement
The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2015 and 2014 (in thousands):

	Fair Value Measurements at December 31, 2015
	Carrying Value	Level 1	Level 2	Level 3
Assets:
Equity method investment - FOX	$249,747	$249,747	$—	$—
Liabilities:
Put option of noncontrolling shareholders (1)	(50)	—	—	(50)
Interest rate swaps	(13,483)	—	(13,483)	—
Total recorded at fair value	$236,214	$249,747	$(13,483)	$(50)

	Fair Value Measurements at December 31, 2014
	Carrying Value	Level 1	Level 2	Level 3
Assets:
Equity method investment - FOX	$245,214	$245,214	$—	$—
Liabilities:
Put option of noncontrolling shareholders (1)	(50)	—	—	(50)
Interest rate swap	(9,828)	—	(9,828)	—
Total recorded at fair value	$235,336	$245,214	$(9,828)	$(50)

(1)	Represents put options issued to noncontrolling shareholders in connection with the Liberty acquisition.
A reconciliation of the change in the carrying value of the Company’s Level 3 fair value measurements for the year ended December 31, 2015 and 2014 is as follows (in thousands):

	2015	2014
Balance at January 1st	$(50)	$(50)
Change in fair value	—	—
Balance at December 31st	$(50)	$(50)

Valuation Techniques
Equity method investment
The equity method investment in FOX is measured at fair value using the closing price of FOX's shares on the NASDAQ stock exchange as of the last business day in the reporting period. Since the FOX shares are traded on a public stock exchange, the fair value measurement is categorized as Level I.
Options of noncontrolling shareholders:
The put options of noncontrolling shareholders were determined based on inputs that were not readily available in public markets or able to be derived from information available in publicly quoted markets. As such, the Company categorized the put options of the noncontrolling shareholders as Level 3. The primary inputs associated with this valuation utilizing a Black-Scholes model are volatility of 44%, an estimated term of 5 years and the underlying price equal to a calculation based on trailing twelve months earnings before interest, taxes amortization and depreciation times a multiple established in the shareholder put option agreement. An increase or decrease in these primary inputs would not have a material impact on the determination of the fair value of these put options.
Interest rate swap:
The Company’s derivative instruments at December 31, 2015 consisted of over-the-counter interest rate swap contracts which are not traded on a public exchange. The fair value of the Company’s interest rate swap contracts were determined based on inputs that were readily available in public markets or could be derived from information available in publicly quoted markets. As such, the Company categorized the swaps as Level 2. Changes in the fair value of the interest rate swap liability during the year ended December 31, 2015 were expensed to interest expense on the consolidated statement of operations. Refer to "Note K - Derivative Instruments and Hedging Activities".
2014 Term Loan
At December 31, 2015, the carrying value of the principal under the Company's outstanding 2014 Term Loan, including the current portion, was $320.1 million, which approximates fair value because it has a variable interest rate that reflects market changes in interest rates and changes in the Company's net leverage ratio. The estimated fair value of the outstanding 2014 Term Loan is classified as Level 2 in the fair value hierarchy.